EXHIBIT 99.2

Twin Vee PowerCats Co. Announces Strategic Merger and Concurrent
Privatization of its Recreational Marine Business

FORT PIERCE, FL / ACCESSWIRE / July 13, 2026 — Twin Vee PowerCats Co. (Nasdaq: VEEE) (“Twin Vee” or the “Company”), a manufacturer, distributor and marketer of power sport boats, today announced that it has entered into a definitive agreement for a transformative transaction that will combine a merger involving the publicly traded company with the concurrent privatization of its boating business under the brands Twin Vee and Bahama Boat Works (the “Marine Business”).

Pursuant to the terms of the transaction, a subsidiary of USFM Corporation, a developer of strategic mineral interests in Greenland, will merge with and into the Company (the “Merger”), and in exchange the Company’s common stockholders (the “Pre-Merger Stockholders”) will receive equity in the combined company. Additionally, prior to the Merger, the Company will form a Delaware statutory trust (the “CVR Trust”) for the benefit of the Pre-Merger Stockholders. Each Pre-Merger Stockholder will receive a non-transferable contingent value right (“CVR”) in the CVR Trust as a special distribution from the Company. Prior to the consummation of the Merger, the Company will transfer the assets and liabilities relating to the Marine Business to the CVR Trust and the CVR Trust will operate the Marine Business as a privately held company focused on delivering leading recreational marine products to boating enthusiasts. The CVRs will entitle holders to receive future distributions from the CVR Trust, which are expected to be generated from the operations of the Marine Business.

The transactions are intended to unlock value for stockholders, provide the operating business with greater strategic and financial flexibility, and position both businesses for their next phase of growth.

“This transaction represents an important milestone for the Company,” said Kevin Schuyler, Lead Independent Director of the Company. “After a thorough review of strategic alternatives, our Board concluded that the combination of the public company merger and the privatization of the Marine Business provides a compelling path forward for our stockholders, employees, customers, and business partners.”

“For more than 30 years, Twin Vee has earned its reputation by building exceptional boats, standing behind our products, and supporting our customers,” added Preston Yarborough, Vice-President of the Company, “That commitment extends to our employees, dealers, vendors, suppliers, financial partners, and the entire boating community who have helped make Twin Vee what it is today. Our commitment remains unchanged. We will continue to focus on supporting our team, maintaining strong day-to-day operations, and delivering the quality, service, and reliability that our customers have come to expect. Our facilities remain open, our team is hard at work, and we remain fully committed to serving our customers, fulfilling orders, supporting our dealer network, and standing behind every Twin Vee boat.”

“As the proposed transaction is completed, we look forward to the opportunities that operating as a private company may provide,” stated Joseph Visconti, Twin Vee’s President and Chief Executive Officer. “We believe this transition will lower operating overhead and allow us to dedicate more resources to product development, manufacturing and customer support. Our objective is simple: build and deliver amazing boats and support our 10,000 plus customers with exceptional customer service. To our customers, dealers, vendors, and business partners, thank you for your continued confidence and support. We value every relationship we have built over the years, and we invite you to stop by our facility, meet with our team, and see firsthand the passion and dedication that goes into every Twin Vee we build. We look forward to continuing to earn your trust every day.”

The transaction has been approved by the Board of Directors of the Company and the Board of Directors of USFM Corporation. The closing of the transactions is subject to customary closing conditions, including approval by the Company’s disinterested shareholders, applicable regulatory approvals, and the satisfaction or waiver of other conditions contained in the definitive agreements.

Upon completion of the transactions, the combined public company is expected to trade on NYSE American. The parties currently expect the transaction to close in the third quarter of 2026, subject to the satisfaction of closing conditions.

The Marine Business will continue to operate in the ordinary course through and after the closing. The Company does not expect any immediate changes to customer service, vendor relationships, or employee operations as a result of today’s announcement.

Advisors

Sheppard, Mullin, Richter & Hampton LLP is serving as legal counsel to the Company. Houlihan Capital provided a fairness opinion to the Board of Directors of the Company. Loeb & Loeb LLP is serving as legal counsel to USFM Corporation.

About Twin Vee PowerCats Co.

Twin Vee PowerCats Co. manufactures a range of boats under the Twin Vee and Bahama Boat Works brands, designed for activities including fishing, cruising, and recreational use. Twin Vee PowerCats are recognized for their stable, fuel-efficient, and smooth-riding catamaran hull designs. Twin Vee is one of the most recognizable brand names in the catamaran sport boat category and is known as the “Best Riding Boats on the Water™.” Bahama Boat Works is an iconic luxury brand long celebrated for its unmatched craftsmanship, timeless aesthetic, and dedication to producing some of the finest offshore fishing vessels.

The Company is located in Fort Pierce, Florida, and has been building and selling boats for 30 years.

Learn more at twinvee.com and bahamaboatworks.com.

About USFM Corporation

USFM Corporation is a privately held U.S.-based mineral exploration company focused on advancing critical mineral opportunities in stable jurisdictions. The Company is currently focused on the Disko-Nuussuaq Project in Greenland, one of the largest underexplored magmatic nickel districts globally.

Learn more about USFM at usfm.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements and include statements regarding the proposed merger with USFM Corporation and the concurrent privatization of the Marine Business; the formation of a contingent value rights trust to operate the Marine Business as a private company; the anticipated strategic and financial benefits of the transactions, including the unlocking of shareholder value, the lowering of operating overhead, and the ability to dedicate more resources to product development, manufacturing, and customer support; the expected timing for completion of the transactions in the third quarter of 2026; the expectation that there will be no immediate changes to operations, customer service, or vendor relationships; the impact of the transaction to the Company’s stockholders, employees, customers, business partners, dealers, vendors, suppliers, and other stakeholders; and the combined public company’s future trading on NYSE American.

These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict, that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the ability of the parties to consummate the proposed transaction; satisfaction of closing conditions to the consummation of the proposed transaction; the impact of the announcement of the proposed transaction on the Company’s relationships with its employees, existing customers or potential future customers, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Quarterly Reports on Form 10-Q, the Company’s Current Reports on Form 8-K and subsequent filings with the SEC. The information in this release is provided only as of the date of this release, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events, except as required by law.

Additional Information and Where to Find It

USFM Corporation intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which shall include a proxy statement, in connection with its proposed acquisition of the Company and the Company will furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The Registration Statement, proxy statement and other relevant materials (when they become available), and any other documents filed by USFM Corporation and the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting the Company by telephone at (772) 429-2525, or by mail to Twin Vee PowerCats Co., 3101 S. U.S. Highway 1, Fort Pierce, Florida 34982.

Participants in the Solicitation

USFM, the Company and their directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information regarding the interests of these directors and officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of the Company is included in the proxy statement for its 2025 Annual Meeting, which was filed with the SEC on October 23, 2025, its Annual Report on Form 10-K, which was filed with the SEC on February 27, 2026, and is supplemented by other public filings made, and to be made, with the SEC by the Company and USFM Corporation.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact:

Glenn Sonoda
investor@twinvee.com